POLICY MANAGEMENT SYSTEMS CORPORATION

                                  CONFIDENTIAL
                               M E M O R A N D U M

TO:

FROM:     STEVE  MORRISON
          GENERAL  COUNSEL  AND  SECRETARY

DATE:     APRIL  5,  2000

SUBJECT:  STOCK  OPTIONS



The Compensation Committee of the Board of Directors has granted you the following stock options:

     Effective Date:      April  3,  2000

     Number of Options:   15,000

     Exercise Price:      $11.1875

     Vesting:             25%  on  each  of the three (4)  years  following  the
Effective  Date

These options are granted under the 1999 Stock Option Plan. A copy of the Prospectus for the Plan is attached.

As permitted by the Plan, the Compensation Committee, in granting these options, imposed an additional restriction on the exercise of the options granted effective April 3rd, to no more than one-third of the grant in any calendar year except:

1.     eight  (8)  years  from  the  effective  date  (after  April  3,  2008);

2.     a  Change  of  Control  as  defined  in  the  Plan;  or

3.     retirement  from  the  Board  of  Directors.

If you have any questions regarding this agreement, please call Jim McGovern at extension 5559 or me at extension 6099.

Attachment

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